UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2006

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Radnor Financial Center, Suite A300 150 Radnor Chester Road, Radnor, Pennsylvania	19087-5292
(Address of Principal Executive Offices)	(Zip Code)

(610) 341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 14, 2006, Radnor Holdings Corporation (the “Company”) entered into an Agreement Regarding Loans (the “Agreement”) with National City Business Credit, Inc. (“NCBC”), as agent, and lender, Bank of America, N.A., as syndication agent and lender (“BOA”), KeyBank, National Association, as a lender (“Key”, collectively, with NCBC and BOA, the “Lenders”) and National City Bank, as letter of credit issuer. Under the terms of the Agreement, the Lenders have agreed to continue to provide funding through August 31, 2006 for the Company’s operations in accordance with an agreed upon budget provided that: (i) the Company and its domestic operating subsidiaries, as the borrowers, and substantially all of the Company’s other domestic subsidiaries, as the guarantors (collectively, the “Loan Parties”), do not exceed certain agreed upon limits with respect to outstanding advances and certain advances (the “Over-Advance”) that have been made to the Company in excess of advances permitted by the Revolving Credit and Security Agreement, dated December 29, 2005 (as amended, the “Bank Agreement”), and (ii) the Loan Parties continue to meet certain conditions and covenants set forth in the Agreement and the Bank Agreement.

Pursuant to the Agreement, the Lenders have also agreed to forbear from exercising their rights and remedies against the Loan Parties regarding repayment of the Over-Advance and certain other existing and potential defaults under the Bank Agreement. The Over-Advance currently totals approximately $20 million, including certain reserves and a block reducing availability.

The Loan Parties also have agreed to certain negative covenants in addition to those set forth in the Bank Agreement.

The forgoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.27 and is incorporated by reference herein.

Section 2 – Financial Information.

Item 2.02.	Results of Operations and Financial Condition.

On June 15, 2006, the Company issued a press release which, among other things, announced the Company’s preliminary operating results for the first quarter of 2006. This press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The information regarding preliminary operating results contained in this press release shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Section 8 – Other Events.

Item 8.01.	Other Events.

The press release issued on June 15, 2006 also announced: (i) the engagement by the Company of Lehman Brothers to conduct a review of strategic alternatives, (ii) execution by the Company and the Lenders of the Agreement as described in Item 1.01 above, (iii) the Company’s preliminary operating results for the first quarter of 2006 as described in Item 2.02 above, and (iv) the Company’s notification to the trustee of its outstanding 11% Unsecured Senior Notes due 2010 that it is not in compliance with certain covenants of the Indenture, dated as of March 11, 2003, by and among the Company and certain of its subsidiaries and Wachovia Bank, National Association, as trustee. This press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Forward-looking Statements

The statements contained or incorporated by reference in this Form 8-K contain forward-looking statements. These statements represent management’s current views and are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed or implied herein. Factors that could cause the Company’s results to differ materially from those expressed or implied herein include (i) industry conditions, including changes in the cost or availability of raw materials and energy, changes in transportation costs, competition, changes in the Company’s product mix and demand and pricing for the Company’s products; (ii) market and economic factors, including changes in interest rates, international conditions, currency exchange rates, credit ratings issued by rating organizations and pension and healthcare costs and the effect of natural disasters, such as hurricanes; (iii) the Company’s review of strategic alternatives, including the ability to realize anticipated benefits from pursuit of one or more strategic alternatives; (iv) continued forbearance by the Company’s lenders and bondholders during the period under which strategic alternatives are reviewed; (v) the Company’s ability to maintain appropriate payment terms with its vendors; (vi) the Company’s ability to execute its previously announced company-wide cost reduction program; and (vii) other uncertainties and risk factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Section 9 – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Shell Company Transactions.

None.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Supplemental Indenture dated as of April 3, 2006 among Radnor Holdings Corporation, as Issuer, and Radnor Chemical Corporation, Radnor Delaware II, Inc., Radnor Management Delaware, Inc., Radnor Management, Inc., StyroChem Delaware, Inc., StyroChem Europe Delaware, Inc., StyroChem U.S., Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup Europe Delaware, Inc., WinCup GP, L.L.C., WinCup LP, L.L.C., WinCup Texas, Ltd. and WinCup Holdings, Inc., as Guarantors, and Wachovia Bank, National Association, as Trustee

10.2	Amendment No. 1, dated as of March 30, 2006, to the Term Loan Agreement, dated as of June 30, 2005, among StyroChem Finland Oy, StyroChem Europe (the Netherlands) B.V., Guggenheim Corporate Funding, LLC, as Administrative Agent, and the institutions from time to time party thereto as Lenders

10.3	First Amendment, dated as of March 31, 2006, to Revolving Credit and Security Agreement, dated December 29, 2005, among Radnor Holdings Corporation, StyroChem U.S., Ltd., WinCup Texas, Ltd., and WinCup Holdings, Inc., as Borrowers, the Guarantors party thereto, National City Business Credit, Inc. and various other financial institutions from time to time, as Lenders, National City Business Credit, Inc., as administrative and collateral agent for the Lenders and the Issuer, and National City Bank, as the Issuer

*10.4	Letter Agreement, dated May 5, 2006, among Radnor Holdings Corporation, StyroChem U.S., Ltd., WinCup Texas, Ltd., and WinCup Holdings, Inc., as Borrowers, the Guarantors party thereto, National City Business Credit, Inc. and various other financial institutions from time to time, as Lenders, National City Business Credit, Inc., as administrative and collateral agent for the Lenders and the Issuer, and National City Bank, as the Issuer

+10.5	First Amendment, dated April 3, 2006, to Employment Agreement, dated October 27, 2005, between Radnor Holdings Corporation and Michael T. Kennedy

*10.6	Amendment No. 1, dated as of April 4, 2006, to the Credit Agreement, dated as of December 1, 2005, among Radnor Holdings Corporation, the Guarantors party thereto, Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC, as Lenders, and Tennenbaum Capital Partners, LLC, as Agent and Collateral Agent

10.7	Amendment No. 1, dated as of April 4, 2006, to the Tranche A Security Agreement, dated as of December 1, 2005, among Radnor Holdings Corporation, WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Delaware II, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C. and WinCup LP, L.L.C., as Obligors, and Tennenbaum Capital Partners, LLC, as Agent and Collateral Agent for the Secured Parties (as defined therein)

10.8	Guaranty and Negative Pledge Agreement, dated as of April 4, 2006, by Michael T. Kennedy in favor of Tennenbaum Capital Partners, LLC, as Agent and Collateral Agent for the Secured Parties (as defined therein)

10.9	Letter Agreement, dated as of April 4, 2006, among Radnor Holdings Corporation, Michael T. Kennedy, R. Radcliffe Hastings, Tennenbaum Capital Partners, LLC, as Agent and Collateral Agent, and Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC, as Lenders

10.10	Amendment, dated as of May 19, 2006, of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 by StyroChem U.S., Ltd. in favor of Commonwealth Land Title of Fort Worth, Inc. for the benefit of Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to Business Highway 287 North (Peden Road), Fort Worth, Texas property

10.11	Amendment, dated as of May 19, 2006, of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 by WinCup Texas, Ltd. in favor of Commonwealth Land Title of Fort Worth, Inc. for the benefit of Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to El Campo, Texas property

10.12	Amendment, dated as of May 19, 2006, of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 by StyroChem U.S., Ltd. in favor of Commonwealth Land Title of Fort Worth, Inc. for the benefit of Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to North Sylvania Avenue, Fort Worth, Texas property

10.13	Amendment, dated as of May 19, 2006, of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 by WinCup Texas, Ltd. in favor of Commonwealth Land Title of Fort Worth, Inc. for the benefit of Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to Saginaw (Minton), Texas property

10.14	Amendment, dated as of May 19, 2006, of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 between WinCup Holdings, Inc. and Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to Metuchen, New Jersey property

10.15	Acknowledgment of Indebtedness and Amendment, dated as of May 19, 2006, of Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 by WinCup Holdings, Inc. in favor of Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to Shreveport, Louisiana property

10.16	Amendment, dated as of May 19, 2006, of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 between WinCup Holdings, Inc. and Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to Mt. Sterling, Ohio property

10.17	Amendment, dated as of May 19, 2006, of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 by WinCup Holdings, Inc. in favor of Mid-West Title Company, Inc. for the benefit of Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to Higginsville, Missouri property

10.18	Amendment, dated as of May 19, 2006, of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2005 between WinCup Holdings, Inc. and Tennenbaum Capital Partners, LLC, in its capacity as collateral agent with respect to West Chicago, Illinois property

10.19	Amendment No. 1, dated as of April 4, 2006, to Investor Rights Agreement, dated as of October 27, 2005, among Radnor Holdings Corporation, Special Value Expansion Fund, LLC, Special Value Opportunities Fund, LLC, and certain Management Shareholders party thereto

*10.20	Purchase Agreement, dated as of April 4, 2006, among Radnor Holdings Corporation, as Issuer, and Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC, as Purchasers, with respect to Warrants to Purchase a Common Equity Interest

10.21	Warrant Agreement, dated as of April 4, 2006, to Purchase Shares of Voting Common Stock, par value $.10 per share of Radnor Holdings Corporation issued to Special Value Expansion Fund, LLC

10.22	Warrant Agreement, dated as of April 4, 2006, to Purchase Shares of Voting Common Stock, par value $.10 per share of Radnor Holdings Corporation issued to Special Value Opportunities Fund, LLC

10.23	Warrant Agreement, dated as of April 4, 2006, to Purchase Shares of Nonvoting Common Stock, par value $.10 per share of Radnor Holdings Corporation issued to Special Value Expansion Fund, LLC

10.24	Warrant Agreement, dated as of April 4, 2006, to Purchase Shares of Nonvoting Common Stock, par value $.10 per share of Radnor Holdings Corporation issued to Special Value Opportunities Fund, LLC

10.25	Stock Purchase Agreement, dated as of April 4, 2006, between Radnor Holdings Corporation and Michael T. Kennedy

+10.26	Form of Employee Restricted Stock Award Agreement under Radnor Holdings Corporation 2005 Omnibus Equity Compensation Plan

*10.27	Agreement Regarding Loans, dated June 14, 2006, among Radnor Holdings Corporation, StyroChem U.S., Ltd., WinCup Texas, Ltd., and WinCup Holdings, Inc., as Borrowers, the Guarantors party thereto, National City Business Credit, Inc., Bank of America, N.A., as syndication agent and lender, KeyBank, National Association and various other financial institutions from time to time, as Lenders, National City Business Credit, Inc., as administrative and collateral agent for the Lenders and the Issuer, and National City Bank, as the Issuer

99.1	Press Release issued by Radnor Holdings Corporation dated June 15, 2006

*	Portions of this Exhibit have been deleted pursuant to the Company’s Application Objecting to Disclosure and Requesting Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

+	This Exhibit represents a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: June 16, 2006	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
President and Chief Executive Officer